EXHIBIT 99.1
WESTERN MIDSTREAM ANNOUNCES
FIRST-QUARTER 2019 RESULTS

HOUSTON, April 30, 2019 – Western Midstream Partners, LP (NYSE: WES) (“WES” or the “Partnership”) today announced first-quarter 2019 financial and operating results. Net income (loss) available to limited partners for the first quarter of 2019 totaled $118.7 million, or $0.30 per common unit (diluted), with first-quarter 2019 Adjusted EBITDA(1) of $428.3 million and first-quarter 2019 Distributable cash flow(1) of $340.2 million. Financial and operational information has been recast to include the financial position and results attributable to the assets acquired from Anadarko Petroleum Corporation in February 2019 (the “Anadarko Midstream Assets” or “AMA”) as if WES had owned them for all periods presented.
FIRST-QUARTER 2019 HIGHLIGHTS

•	Completed simplification and acquisition transactions

•	Closed 30% acquisition of Red Bluff Express gas pipeline

•	Commenced processing through second train at Mentone gas plant

•	Increased gas throughput by approximately 5%, or 200 MMcf/d, sequentially

•	Increased produced water throughput by approximately 25%, or 100 MBbls/d, sequentially

WES previously declared a quarterly distribution of $0.610 per unit for the first quarter of 2019. This distribution represented a 1% increase over the prior quarter’s distribution and a 7% increase over the first-quarter 2018 distribution. The first-quarter 2019 Coverage ratio(1) of 1.23 times includes a net increase to Distributable cash flow(1) from a one-time $7.4 million cash receipt related to legacy commodity swaps and $6.3 million associated with revenue recognition accounting standard ASC 606.

(1) Please see the tables at the end of this release for a reconciliation of GAAP to non-GAAP measures and calculation of the Coverage ratio.

“We are very pleased with our first-quarter results and the start-up of the second train at our Mentone gas processing facility in the Delaware basin,” said Chief Executive Officer, Robin Fielder. “With the recent acquisition of the highly complementary liquids assets in the Delaware and DJ Basins, WES is better positioned to provide integrated midstream services to our customers and fee-based distribution growth to our unitholders.”
Total throughput attributable to WES for natural gas assets(1) for the first quarter of 2019 averaged 4.2 Bcf/d, which was a 5% sequential increase and a 13% increase from the first quarter of 2018. Total throughput attributable to WES for crude oil, NGLs and produced water assets(1) for the first quarter of 2019 averaged 1,102 MBbls/d, which was a 10% sequential increase and a 123% increase from the first quarter of 2018.
Capital expenditures attributable to WES, including equity investments but excluding acquisitions and capitalized interest, totaled $416.5 million on a cash basis during the first quarter of 2019, with maintenance capital expenditures on a cash basis of $35.7 million.
ADDITIONAL INFORMATION
In light of Anadarko Petroleum Corporation’s entry into an agreement and plan of merger with Chevron Corporation on April 11, 2019, and subsequent related announcements, WES will not host the previously announced first-quarter 2019 earnings conference call scheduled for May 1, 2019. For additional details on WES’s financial and operational performance, please refer to the earnings slides and updated investor presentation available at www.westernmidstream.com.
ABOUT WESTERN MIDSTREAM

Western Midstream Partners, LP (“WES”) is a Delaware master limited partnership formed by Anadarko Petroleum Corporation to acquire, own, develop and operate midstream assets. With midstream assets located in the Rocky Mountains, North-central Pennsylvania, Texas and New Mexico, WES is engaged in the business of gathering, compressing, treating, processing and transporting natural gas; gathering, stabilizing and transporting condensate, natural gas liquids and crude oil; and gathering and disposing of produced water for Anadarko, as well as for third-party customers. In addition, in its capacity as a processor of natural gas, WES also buys and sells natural gas, NGLs and condensate on behalf of itself and as agent for its customers under certain of its contracts.

For more information about Western Midstream Partners, LP, please visit www.westernmidstream.com.

(1) Excludes the 25% interest in Chipeta held by a third-party member and the 2.0% limited partner interest in WES Operating held by a subsidiary of Anadarko, which collectively represent WES’s noncontrolling interests as of March 31, 2019.

This news release contains forward-looking statements. WES’s management believes that its expectations are based on reasonable assumptions. No assurance, however, can be given that such expectations will prove to have been correct. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this news release. These factors include the ability to meet financial guidance or distribution growth expectations; the ability to safely and efficiently operate WES’s assets; the supply of, demand for, and price of oil, natural gas, NGLs and related products or services; the ability to meet projected in-service dates for capital growth projects; construction costs or capital expenditures exceeding estimated or budgeted costs or expenditures; and the other factors described in the “Risk Factors” section of WES’s most recent Form 10-K and Form 10-Q filed with the Securities and Exchange Commission and in its other public filings and press releases. Western Midstream Partners, LP undertakes no obligation to publicly update or revise any forward-looking statements.
# # #

WESTERN MIDSTREAM CONTACT
Jack Spinks
Manager, Investor Relations
jack.spinks@anadarko.com
832.636.6000

Western Midstream Partners, LP
RECONCILIATION OF GAAP TO NON-GAAP MEASURES

Below are reconciliations of (i) net income (loss) (GAAP) to WES’s Distributable cash flow (non-GAAP), (ii) net income (loss) (GAAP) and net cash provided by operating activities (GAAP) to Adjusted EBITDA attributable to Western Midstream Partners, LP (“Adjusted EBITDA”) (non-GAAP), and (iii) operating income (loss) (GAAP) to Adjusted gross margin attributable to Western Midstream Partners, LP (“Adjusted gross margin”) (non-GAAP), as required under Regulation G of the Securities Exchange Act of 1934. Management believes that WES’s Distributable cash flow, Adjusted EBITDA, Adjusted gross margin, and Coverage ratio are widely accepted financial indicators of WES’s financial performance compared to other publicly traded partnerships and are useful in assessing its ability to incur and service debt, fund capital expenditures and make distributions. Distributable cash flow, Adjusted EBITDA, Adjusted gross margin and Coverage ratio, as defined by WES, may not be comparable to similarly titled measures used by other companies. Therefore, WES’s Distributable cash flow, Adjusted EBITDA, Adjusted gross margin and Coverage ratio should be considered in conjunction with net income (loss) attributable to Western Midstream Partners, LP and other applicable performance measures, such as operating income (loss) or cash flows from operating activities.
WES defines “Distributable cash flow” as Adjusted EBITDA, plus interest income and the net settlement amounts from the sale and/or purchase of natural gas, condensate and NGLs under WES Operating’s commodity price swap agreements to the extent such amounts are not recognized as Adjusted EBITDA, less Service revenues – fee based recognized in Adjusted EBITDA (less than) in excess of customer billings, net cash paid (or to be paid) for interest expense (including amortization of deferred debt issuance costs originally paid in cash, offset by non-cash capitalized interest), maintenance capital expenditures, and income taxes and excluding Distributable cash flow attributable to noncontrolling interests to the extent such amounts are not excluded from Adjusted EBITDA.
WES defines Adjusted EBITDA as net income (loss), plus distributions from equity investments, non-cash equity-based compensation expense, interest expense, income tax expense, depreciation and amortization, impairments, and other expense (including lower of cost or market inventory adjustments recorded in cost of product), less gain (loss) on divestiture and other, net, income from equity investments, interest income, income tax benefit, and other income and excluding the noncontrolling interests owners’ proportionate share of revenues and expenses.
WES defines Adjusted gross margin as total revenues and other (less reimbursements for electricity-related expenses recorded as revenue), less cost of product, plus distributions from equity investments, and excluding the noncontrolling interests owners’ proportionate share of revenues and cost of product.

Western Midstream Partners, LP
RECONCILIATION OF GAAP TO NON-GAAP MEASURES (CONTINUED)

Distributable Cash Flow

	Three Months Ended March 31,
thousands except Coverage ratio	2019		2018 (1)
Reconciliation of Net income (loss) to Distributable cash flow and calculation of the Coverage ratio
Net income (loss)	$211,979		$181,010
Add:
Distributions from equity investments	62,013		40,426
Non-cash equity-based compensation expense	1,798		2,152
Income tax (benefit) expense	10,092		10,884
Depreciation and amortization	113,946		84,790
Impairments	390		200
Above-market component of swap agreements with Anadarko	7,407		14,282
Other expense	35,213		143
Less:
Recognized Service revenues – fee based (less than) in excess of customer billings	(6,258)		1,400
Gain (loss) on divestiture and other, net	(590)		116
Equity income, net – affiliates	57,992		30,229
Cash paid for maintenance capital expenditures	35,691		21,228
Capitalized interest	6,205		6,962
Cash paid for (reimbursement of) income taxes	96		(87)
Other income	—		817
Distributable cash flow attributable to noncontrolling interests (2)	9,534		9,134
Distributable cash flow	$340,168		$264,088
Distributions declared
Distributions from WES Operating	$277,604
Less: Cash reserve for the proper conduct of WES’s business	1,280
Distributions to WES unitholders (3)	$276,324
Coverage ratio	1.23	x

(1)	Financial information has been recast to include the financial position and results attributable to AMA.

(2)
For all periods presented, includes (i) the 25% interest in Chipeta held by a third-party member and (ii) the 2.0% limited partner interest in WES Operating held by a subsidiary of Anadarko, which collectively represent WES’s noncontrolling interests as of March 31, 2019.

(3)	Reflects a cash distribution of $0.61000 per unit declared for the three months ended March 31, 2019.

Western Midstream Partners, LP
RECONCILIATION OF GAAP TO NON-GAAP MEASURES (CONTINUED)

Adjusted EBITDA

	Three Months Ended March 31,
thousands	2019	2018 (1)
Reconciliation of Net income (loss) to Adjusted EBITDA
Net income (loss)	$211,979	$181,010
Add:
Distributions from equity investments	62,013	40,426
Non-cash equity-based compensation expense	1,798	2,152
Interest expense	65,876	38,015
Income tax expense	10,092	10,884
Depreciation and amortization	113,946	84,790
Impairments	390	200
Other expense	35,213	143
Less:
Gain (loss) on divestiture and other, net	(590)	116
Equity income, net – affiliates	57,992	30,229
Interest income – affiliates	4,225	4,225
Other income	—	817
Adjusted EBITDA attributable to noncontrolling interests (2)	11,350	10,093
Adjusted EBITDA	$428,330	$312,140
Reconciliation of Net cash provided by operating activities to Adjusted EBITDA
Net cash provided by operating activities	$343,073	$300,151
Interest (income) expense, net	61,651	33,790
Uncontributed cash-based compensation awards	(570)	522
Accretion and amortization of long-term obligations, net	(1,511)	(2,103)
Current income tax (benefit) expense	6,027	(13,335)
Other (income) expense, net (3)	(432)	(817)
Distributions from equity investments in excess of cumulative earnings – affiliates	7,792	8,850
Changes in assets and liabilities:
Accounts receivable, net	(9,486)	29,632
Accounts and imbalance payables and accrued liabilities, net	55,529	(28,904)
Other items, net	(22,393)	(5,553)
Adjusted EBITDA attributable to noncontrolling interests (2)	(11,350)	(10,093)
Adjusted EBITDA	$428,330	$312,140
Cash flow information
Net cash provided by operating activities	$343,073	$300,151
Net cash used in investing activities	(2,515,732)	(524,219)
Net cash provided by (used in) financing activities	2,180,564	668,166

(1)	Financial information has been recast to include the financial position and results attributable to AMA.

(2)
For all periods presented, includes (i) the 25% interest in Chipeta held by a third-party member and (ii) the 2.0% limited partner interest in WES Operating held by a subsidiary of Anadarko, which collectively represent WES’s noncontrolling interests as of March 31, 2019.

(3)	Excludes the non-cash loss on interest-rate swaps of $35.6 million for the three months ended March 31, 2019.

Western Midstream Partners, LP
RECONCILIATION OF GAAP TO NON-GAAP MEASURES (CONTINUED)

Adjusted Gross Margin

	Three Months Ended March 31,
thousands	2019	2018 (1)
Reconciliation of Operating income (loss) to Adjusted gross margin
Operating income (loss)	$318,928	$224,867
Add:
Distributions from equity investments	62,013	40,426
Operation and maintenance	142,829	96,795
General and administrative	22,844	15,829
Property and other taxes	16,285	14,600
Depreciation and amortization	113,946	84,790
Impairments	390	200
Less:
Gain (loss) on divestiture and other, net	(590)	116
Equity income, net – affiliates	57,992	30,229
Reimbursed electricity-related charges recorded as revenues	16,589	15,457
Adjusted gross margin attributable to noncontrolling interests (2)	15,550	12,871
Adjusted gross margin	$587,694	$418,834
Adjusted gross margin for natural gas assets	$412,428	$335,614
Adjusted gross margin for crude oil, NGLs and produced water assets	175,266	83,220

(1)	Financial information has been recast to include the financial position and results attributable to AMA.

(2)
For all periods presented, includes (i) the 25% interest in Chipeta held by a third-party member and (ii) the 2.0% limited partner interest in WES Operating held by a subsidiary of Anadarko, which collectively represent WES’s noncontrolling interests as of March 31, 2019.

Western Midstream Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended March 31,
thousands except per-unit amounts	2019	2018 (1)
Revenues and other
Service revenues – fee based	$579,974	$393,773
Service revenues – product based	19,379	23,423
Product sales	72,133	83,625
Other	397	233
Total revenues and other	671,883	501,054
Equity income, net – affiliates	57,992	30,229
Operating expenses
Cost of product	114,063	94,318
Operation and maintenance	142,829	96,795
General and administrative	22,844	15,829
Property and other taxes	16,285	14,600
Depreciation and amortization	113,946	84,790
Impairments	390	200
Total operating expenses	410,357	306,532
Gain (loss) on divestiture and other, net	(590)	116
Operating income (loss)	318,928	224,867
Interest income – affiliates	4,225	4,225
Interest expense	(65,876)	(38,015)
Other income (expense), net (2)	(35,206)	817
Income (loss) before income taxes	222,071	191,894
Income tax expense (benefit)	10,092	10,884
Net income (loss)	211,979	181,010
Net income (loss) attributable to noncontrolling interests	93,319	49,483
Net income (loss) attributable to Western Midstream Partners, LP	$118,660	$131,527
Limited partners’ interest in net income (loss):
Net income (loss) attributable to Western Midstream Partners, LP	$118,660	$131,527
Pre-acquisition net (income) loss allocated to Anadarko	(29,116)	(30,522)
Limited partners’ interest in net income (loss)	$89,544	$101,005
Net income (loss) per common unit – basic and diluted	$0.30	$0.46
Weighted-average common units outstanding – basic and diluted	299,556	218,933

(1)	Financial information has been recast to include the financial position and results attributable to AMA.

(2)	Includes the non-cash loss on interest-rate swaps of $35.6 million for the three months ended March 31, 2019.

Western Midstream Partners, LP
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

thousands except number of units	March 31, 2019	December 31, 2018 (1)
Current assets	$335,942	$340,362
Note receivable – Anadarko	260,000	260,000
Net property, plant and equipment	8,629,999	8,410,353
Other assets	2,571,054	2,446,490
Total assets	$11,796,995	$11,457,205
Current liabilities	$2,518,854	$637,477
Long-term debt	5,208,411	4,787,381
APCWH Note Payable	—	427,493
Asset retirement obligations	311,716	300,024
Other liabilities	166,473	412,147
Total liabilities	8,205,454	6,564,522
Equity and partners’ capital
Common units (452,990,862 and 218,937,797 units issued and outstanding at March 31, 2019, and December 31, 2018, respectively)	3,437,922	951,888
Net investment by Anadarko	—	1,388,018
Noncontrolling interests	153,619	2,552,777
Total liabilities, equity and partners’ capital	$11,796,995	$11,457,205

(1)	Financial information has been recast to include the financial position and results attributable to AMA.

Western Midstream Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Months Ended March 31,
thousands	2019	2018 (1)
Cash flows from operating activities
Net income (loss)	$211,979	$181,010
Adjustments to reconcile net income (loss) to net cash provided by operating activities and changes in assets and liabilities:
Depreciation and amortization	113,946	84,790
Impairments	390	200
(Gain) loss on divestiture and other, net	590	(116)
Change in other items, net	16,168	34,267
Net cash provided by operating activities	$343,073	$300,151
Cash flows from investing activities
Capital expenditures	$(386,144)	$(533,185)
Acquisitions from affiliates	(2,007,501)	—
Acquisitions from third parties	(93,303)	—
Investments in equity affiliates	(36,543)	—
Distributions from equity investments in excess of cumulative earnings – affiliates	7,792	8,850
Proceeds from the sale of assets to third parties	(33)	116
Net cash used in investing activities	$(2,515,732)	$(524,219)
Cash flows from financing activities
Borrowings, net of debt issuance costs	$2,430,750	$1,444,082
Repayments of debt	(467,595)	(630,000)
Increase (decrease) in outstanding checks	(5,890)	(6,684)
Registration expenses related to the issuance of Partnership common units	(855)	—
Distributions to WES unitholders	(131,910)	(120,140)
Distributions to Chipeta noncontrolling interest owner	(1,935)	(3,353)
Distributions to noncontrolling interest owners of WES Operating	(100,999)	(94,272)
Net contributions from (distributions to) Anadarko	451,591	64,251
Above-market component of swap agreements with Anadarko	7,407	14,282
Net cash provided by (used in) financing activities	$2,180,564	$668,166
Net increase (decrease) in cash and cash equivalents	$7,905	$444,098
Cash and cash equivalents at beginning of period	92,142	79,588
Cash and cash equivalents at end of period	$100,047	$523,686

(1)	Financial information has been recast to include the financial position and results attributable to AMA.

Western Midstream Partners, LP
OPERATING STATISTICS
(Unaudited)

	Three Months Ended March 31,
	2019	2018 (1)
Throughput for natural gas assets (MMcf/d)
Gathering, treating and transportation	527	508
Processing	3,471	3,101
Equity investment (2)	377	294
Total throughput for natural gas assets	4,375	3,903
Throughput attributable to noncontrolling interests for natural gas assets (3)	176	172
Total throughput attributable to Western Midstream Partners, LP for natural gas assets	4,199	3,731
Throughput for crude oil, NGLs and produced water assets (MBbls/d)
Gathering, treating, transportation and disposal	820	350
Equity investment (4)	304	155
Total throughput for crude oil, NGLs and produced water assets	1,124	505
Throughput attributable to noncontrolling interests for crude oil, NGLs and produced water assets (3)	22	10
Total throughput attributable to Western Midstream Partners, LP for crude oil, NGLs and produced water assets	1,102	495
Adjusted gross margin per Mcf for natural gas assets (5)	$1.09	$1.00
Adjusted gross margin per Bbl for crude oil, NGLs and produced water assets (6)	1.77	1.87

(1)	Throughput and Adjusted gross margin have been recast to include the results attributable to AMA.

(2)
Represents the 14.81% share of average Fort Union throughput, 22% share of average Rendezvous throughput, 50% share of average Mi Vida throughput, 50% share of average Ranch Westex throughput and 30% share of average Red Bluff Express throughput.

(3)
For all periods presented, includes (i) the 25% interest in Chipeta held by a third-party member and (ii) the 2.0% limited partner interest in WES Operating held by a subsidiary of Anadarko, which collectively represent WES’s noncontrolling interests as of March 31, 2019.

(4)
Represents the 10% share of average White Cliffs throughput, 25% share of average Mont Belvieu JV throughput, 20% share of average TEG and TEP throughput, 33.33% share of average FRP throughput, 20% share of average Whitethorn throughput, 15% share of average Panola throughput and 20% share of average Saddlehorn throughput.

(5)	Average for period. Calculated as Adjusted gross margin for natural gas assets, divided by total throughput (MMcf/d) attributable to Western Midstream Partners, LP for natural gas assets.

(6)
Average for period. Calculated as Adjusted gross margin for crude oil, NGLs and produced water assets, divided by total throughput (MBbls/d) attributable to Western Midstream Partners, LP for crude oil, NGLs and produced water assets.

	Three Months Ended March 31,
	2019	2018	2019	2018	2019	2018
	Natural gas (MMcf/d)		Crude oil & NGLs (MBbls/d)		Produced water (MBbls/d)
Delaware Basin	1,178	919	145	111	518	78
DJ Basin	1,258	1,107	102	102	—	—
Equity investments	377	294	304	155	—	—
Other	1,562	1,583	55	59	—	—
Total throughput	4,375	3,903	606	427	518	78